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                                                                   EXHIBIT 10.18

                                                                  Execution Copy

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
Attention: Bernadette M. Sullivan
           Legal Assistant

                             CONSENT AND AGREEMENT

     1. (a) Reference is made to that certain Lease and Sublease Agreement dated as of April 5, 1991 between the City of Syracuse Industrial Development Agency (the "Issuer"), as issuer and landlord, and Project Orange Associates, L.P. (the "Guarantor"), as guarantor and tenant, a memorandum of which dated as of April 5, 1991 was recorded in the Office of the Clerk of Onondaga County, New York (the "Clerk's Office"), on May 3, 1991 in Book 3693 at Page 149 (collectively as amended and in effect from time to time, the "Master Lease"; together with the Ground Lease, City Easement Agreements, Outside Easement Agreements and Easement Lease described in the First Mortgage (defined in paragraph 1(b) below) collectively as in effect from time to time (the "Lease Documents").

     (b) Reference is also made to (i) that certain Indenture dated as of December 6, 1999 (the "Financing Agreement") between the Guarantor and U.S. Bank Trust National Association, as trustee for the holders of the Guarantor's __% Senior Secured Notes due 2007 (the "Trustee"; together with the holders of such Senior Secured Notes, the "Secured Parties"), (ii) that certain Mortgage and Assignment of Rents (First Mortgage) dated as of December 6, 1999 from the Guarantor, as mortgagor, to U.S. Bank Trust National Association, as collateral agent, as mortgagee (the "First Mortgage"), and the other Collateral Documents and the other Financing Documents (as such terms are defined in the Financing Agreement). References herein to the "Agent" shall mean U.S. Bank Trust, National Association in its capacity as collateral agent under the Collateral Documents and its successors and assigns in such capacity. References herein to the Financing Agreement, First Mortgage, other Collateral Documents and other Financing Documents shall refer to the same as amended and in effect from time to time. Capitalized terms used herein without definition shall have the meanings given such terms in the Financing Agreement.

     (c) The Lease Documents and First Mortgage relate to certain real property in Onondaga County, New York described on Exhibit A, attached hereto and incorporated herein.

     Anything in the Lease Documents to the contrary notwithstanding, the parties agree as follows:

     2. The Issuer hereby (i) acknowledges notice and receipt of the Financing Agreement, First Mortgage and other Collateral Documents (other than the Consents);
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(ii) consents to the First Mortgage and other Collateral Documents (other than the Consents); (iii) acknowledges that Syracuse University (the "University") has agreed (pursuant to the Consent and Agreement dated as of the date hereof among the University, the Collateral Agent and the Guarantor (the "University Consent")) that the First Mortgage and other Collateral Documents (other than the Consents) shall be deemed to constitute a "Permitted Mortgage" (as defined in the Ground Lease) for the purposes of the Ground Lease; and (iv) agrees that the First Mortgage and other Collateral Documents (other than the Consents) shall be deemed to constitute a "Permitted Mortgage" for the purposes of the provisions of the Ground Lease that are incorporated by reference in and applicable under the Master Lease.

     3. In the event the Issuer shall owe any sums to the Guarantor under the Lease Documents, the Issuer shall pay all such sums directly to the Agent for deposit in the Project Orange Operating Account, or to such other person or in such other manner as the Agent may from time to time specify in writing to the Issuer.

     4. Except as otherwise expressly provided herein or in the Lease Documents should the Agent or the Secured Parties or any designee of the Agent or the Secured Parties become a party thereto by foreclosure or assignment in lieu thereof, neither the Agent nor the Secured Parties nor such designee shall be liable for the performance or observance of any of the obligations or duties of the Guarantor under the Lease Documents, nor shall any assignment of the Lease Documents to the Agent, the Secured Parties or such designee give rise to any duties or obligations whatsoever on the part of the Agent, the Secured Parties or such designee owing to the Issuer, except that, insofar as the Agent, the Secured Parties or such designee exercise their rights with respect to the Lease Documents under the First Mortgage or other Collateral Documents or make any claims with respect to any payments, deliveries or other obligations under the Lease Documents, except to the extent provided in this Consent and Agreement, the terms and conditions of the Lease Documents applicable to such exercise of rights or such claims shall apply to the Agent, the Secured Parties or such designee, as they case may be, to the same extent as the Guarantor.

     5. The Guarantor and the Issuer shall not amend, surrender, terminate, waive, supplement or otherwise modify any Lease Document, or consent thereto, without in each case the prior written consent of the Agent; and any amendment, surrender, termination, waiver, supplement or other modification of any Lease Document, or consent thereto, by the Issuer or the Guarantor without in each case the prior written consent of the Agent shall be void. Whenever any consent or other action of the Agent or the Secured Parties is required under this Consent and Agreement, such consent or action shall be given, taken or withheld only with the consent of the number or percentage of the Secured Parties as may be required under the terms of the Financing Agreement, Collateral Documents and other Financing Documents.

     6. (a) The Issuer shall furnish to the Agent at its address set forth in or pursuant to paragraph 17 below, concurrently with the delivery thereof to the Guarantor, a copy of each notice or demand delivered by the Issuer to the Guarantor under any Lease Document.

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     (b)  The Issuer shall accept performance of the Guarantor's obligations under the Lease Documents by the Agent, the Secured Parties or their designee(s).

     7. (a) The Issuer agrees that, notwithstanding any right it may have under any Lease Document, it shall not terminate any Lease Document unless it shall have given the Agent at least 120 days prior written notice of its intent to terminate such Lease Document and the Agent or the Secured Parties shall not cure within such time period the condition giving rise to such right of termination.

     (b) If the Agent or the Secured Parties are prohibited by any process or injunction issued by any court, or by reason of any action by any court having jurisdiction of any bankruptcy or insolvency proceedings involving Guarantor, from commencing or prosecuting any cure or foreclosure or other appropriate proceedings in the nature thereof, the times specified in this paragraph 7 for commencing or prosecuting such cure or such foreclosure or other proceedings shall be extended for the period of such prohibition.

     (c) If a default under any Lease Document is of such nature that it cannot practicably be cured without first taking possession of or obtaining entry to the Facility (as defined in the Financing Agreement), or if such default is of such a nature that it is not susceptible of being cured by the Agent or the Secured Parties, then the Issuer shall not be entitled to terminate any Lease Document by reason of such default if and so long as the Agent or the Secured Parties (or their agent, assignee or designee) shall proceed diligently to obtain possession of or entry to the Facility pursuant to the rights of the Agent and the Secured Parties under the First Mortgage and other Collateral Documents (including possession or entry by a receiver), and upon obtaining such possession the Agent and the Secured Parties (or their agent, assignee or designee) shall proceed diligently to cure such default, if such default is susceptible of being cured by the Agent and the Secured Parties. In the event the Agent or the Secured Parties (or their agent, assignee or designee) elect to perform Guarantor's obligations under any Lease Document or to enter into new Lease Document as provided in subparagraph 7(f) below, such person shall not have personal liability to the Issuer for the performance of such obligations and the sole recourse of the Issuer shall be to the Secured Parties' interests in the Facility and other Collateral (as defined in the Financing Agreement). The Agent's and the Secured Parties' determination that a default under any Lease Document is of such a nature that it cannot practicably be cured without first taking possession of or obtaining entry to the Facility shall, if reasonably made in good faith, be binding on the Issuer, the Agent and the Secured Parties (and their agents, assignees or designees).

     (d) Neither the Agent nor the Secured Parties shall be required to continue to proceed to obtain possession or entry, or to continue in possession of the Facility, pursuant to the foregoing subparagraph 7(c). If the Agent, any Secured Party or any nominee, or a purchaser or transferee at or in lieu of a foreclosure sale, shall acquire title to or possession of the Facility and shall cure all defaults which are susceptible of being cured by the Agent and the Secured Parties or by such purchaser, as the case may be, then any default of the Guarantor which is not susceptible of being cured by the Agent and the Secured Parties or such purchaser, as the case

                                      -3-
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may be, shall no longer be deemed to be a default under the Lease Document in question; provided, however, that nothing in this subparagraph 7(d) shall be deemed to be a waiver by the Issuer of any rights or remedies it may have against the Guarantor for any such defaults which are not susceptible of cure, subject, however, to the limitations on the exercise of such remedies provided in this Consent and Agreement.

     (e) The Agent and the Secured Parties may assign their rights and interests hereunder, and (after foreclosure or by assignment in lieu of foreclosure) the rights and interests of Guarantor under the Lease Documents, to any purchaser or transferee of the Facility, upon notice to the Issuer, if such purchaser or transferee is reputable and solvent and will not be rendered insolvent by such assumption, the proposed use by such purchaser or transferee shall not cause the Project to fail to qualify as a "Project" under the Act, and such purchaser or transferee assumes the obligations of Guarantor under the Lease Documents. The Issuer hereby acknowledges, consents to and shall be bound by any such assignment and assumption which does not by its terms modify the provisions of the Lease Documents. Upon such assignment and assumption, the Agent and the Secured Parties shall be relieved of all obligations arising under the Lease Documents after such assignment and assumption. If the purchaser or transferee of Guarantor's interest under the Lease Documents shall execute and deliver to the Agent or the Secured Parties a mortgage and/or a security agreement with respect to such purchaser or transferee's interests in the Facility and the Lease Documents, this Consent and Agreement shall remain in full force and effect, and such new mortgage and or security agreement (if their substantive terms are substantially the same as those comprising the First Mortgage and other Collateral Documents) shall be deemed to be the First Mortgage and other Collateral Documents hereunder.

     (f) In the event that any Lease Document is rejected by a trustee or debtor-in-possession in any bankruptcy or insolvency proceeding or terminates prior to the date it would otherwise expire for any reason other than with the consent of the Agent, and if, within ninety (90) days after the Agent receives notice of such rejection or termination, the Agent or the Secured Parties or their designee(s) shall so request, the Issuer shall, upon cure of all defaults of the Guarantor under the rejected or terminated Lease Document (other than those no longer deemed to be defaults by virtue of the provisions of subparagraphs 7(c) and 7(d) above), execute and deliver to the Agent or the Secured Parties or such designee(s), a new Lease Document, which shall be for the balance of the remaining term under the original Lease Document before giving effect to such rejection or termination and shall contain the same conditions, agreements, terms, provisions and limitations as the original Lease Document (except for any requirements which have been fulfilled by Guarantor prior to such rejection or termination or that are not susceptible of being performed by the Agent or the Secured Parties or such designee(s)). References in this Consent and Agreement to any "Lease Document" shall be deemed also to refer to such new Lease Document.

     (g) Foreclosure of the First Mortgage or any other Collateral Document, or any sale thereunder by the Agent or any Secured Party, whether by judicial proceeding or any power of sale, or any conveyance from the Guarantor in lieu thereof, shall not require the consent of the

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Issuer or constitute a breach of any Lease Document. Upon receipt of notice of such foreclosure, sale or conveyance, the Issuer shall recognize the Agent or the Secured Parties or their designee or their transferee, as the case may be, as the party to the relevant Lease Document, subject, however, to the assumption by such party of the obligations of the Guarantor under the Lease Document as provided in, and to compliance with the provisions of, subparagraph 7(e) above.

     (h) Notwithstanding anything to the contrary in Master Lease or the PILOT Agreement (defined in the Master Lease), in the event the Issuer or the Guarantor has any right or obligation to convey and assign the Issuer's interests in the Facility Project pursuant to Section 6.2, Section 6.3 or any other section of the Master Lease, Section 6.03 or any other section of the PILOT Agreement or otherwise (each a "Reconveyance Option"), (i) the Issuer and the Guarantor shall not exercise any Reconveyance Option without the prior written consent of the Agent, and any attempted exercise without such consent shall be void; (ii) the Issuer and the Guarantor shall not close on any Reconveyance Option (except such deemed transfer of title), unless and until the Guarantor shall have furnished to the Agent, such instruments, documents, opinions of counsel and endorsements to the Agent's title insurance policy as the Agent shall request, and in form and substance reasonably satisfactory to the Agent, granting and/or confirming the liens and security interests of the First Mortgage and the other Security Documents on the reconveyed interests (or, in the case of a reconveyance directly to the Agent or its designee(s) pursuant to clause (v) below, the Agent's or such designee(s) title to the reconveyed interests); (iii) at the option of the Agent, the Issuer shall grant such liens and security interests of the First Mortgage and other Security Documents to the Agent before the reconveyance; provided that the Issuer's obligation to grant such liens and security interests to the Agent is subject to such approval of the Issuer's board as may be required at such time, if any (provided that the Issuer agrees to bring such matter before its board to be considered in good faith by the board, if such board approval is required); (iv) in the case of a Reconveyance Option exercisable by the Guarantor, the Agent shall have the right to require the Guarantor to exercise such Reconveyance Option on behalf of the Guarantor as provided in Section 2.08 of the First Mortgage, and the Issuer shall accept such exercise by the Agent and close with the Agent or its designee(s) pursuant thereto; (v) if an Event of Default or Default under the Financing Agreement is continuing, or if the Agent has entered into or is entitled to a new Master Lease pursuant to this Consent and Agreement or a new Ground Lease pursuant to the University Consent, at the option of the Agent, the reconveyance of the Issuer's interests in the Project pursuant to any Reconveyance Option shall be directly to the Agent or its designee(s); (vi) if the Agent shall request that the Guarantor execute any instrument or document in connection with the foregoing and provide the same to the Guarantor, the Guarantor shall promptly execute and deliver the same; (vii) if the Guarantor shall not promptly execute and deliver the same, the Agent or its designee(s) shall have the right and power to execute, acknowledge and deliver the same on behalf of the Guarantor, and the Issuer shall accept the same as executed by the Agent or its designee(s) on behalf of the Guarantor. Without limiting the foregoing, in the event that the Guarantor acquires any or all of the Issuer's interests in the Facility pursuant to Section 6.2, Section 6.3 or any other section of the Master Lease pursuant to Section 6.03 or any other section of the PILOT Agreement or otherwise, then (A) immediately upon and simultaneously with the

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transfer of title or deemed transfer) of the Issuer's interests in the Facility to the Guarantor, all of the Guarantor's interests so transferred to the Guarantor shall be deemed to be mortgaged and granted to the Agent as mortgagee under the First Mortgage to the same extent as if originally set forth therein; and (B) the Guarantor shall promptly deliver to the Agent the instruments, documents, opinions and endorsements referred to in clause (ii) above.

     (i) The Issuer hereby unconditionally assigns, transfers and sets over to the Agent any and all of the Issuer's claims and rights (other than the Unassigned Rights) to the payment of damages arising from any rejection of any Lease Document by any party (including, without limitation, the Issuer) to any Lease Document pursuant to the Bankruptcy Code. The Agent shall have the right to proceed in its own name or, if an Event of Default has occurred and is continuing, in the name of the Issuer, in respect of any claim, suit, action or proceeding relating to the rejection of any Lease Document, including, without limitation, the right to file and prosecute, to the exclusion of the Issuer, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of such party under the Bankruptcy Code. This assignment constitutes a present, irrevocable and unconditional assignment of the foregoing claims, rights and remedies, but shall continue in effect until the termination of the First Mortgage and other Collateral Documents. Any amounts received by the Issuer as damages arising out of the rejection of the Master Lease as aforesaid (other than with respect to the Unassigned Rights) shall be applied and paid as set forth in the First Mortgage and other Collateral Documents.

     (j) The Issuer shall not, without the Agent's prior consent, elect to treat any Lease Document as terminated under Section 365(h)(1) of the Bankruptcy Code. Any such election made without the Agent's prior consent shall be void.

     (k) If pursuant to Section 365(h)(1) of the Bankruptcy Code, the Issuer seeks to offset against the rent or other charges reserved in any Lease Document the amount of any damages caused by the non-performance by any party (other than Issuer) to such Lease Document of any of the its obligations under such Lease Document after the rejection by such party of such Lease Document under the Bankruptcy Code, the Issuer shall, prior to effecting such offset, notify the Agent of its intention to do so, setting forth the amounts proposed to be so offset and the basis therefor. The Agent shall have the right, within 30 days after receipt of such notice from the Issuer, to reasonably object to all or any part of such offset, and, in the event of such reasonable objection, the Issuer shall not effect any offset of the amounts so objected to by the Agent for a period of 30 days after the Agent has delivered its objection notice to the Issuer, during which time the Agent shall have the right to bring its objections to the attention of any court supervising the bankruptcy of such party. If (i) the Agent has failed to object as aforesaid within the 30 days after notice from the Agent or (ii) the court fails to render its decision within the above-mentioned 30-day period, the Issuer may proceed to effect such offset in the amounts set forth in the Issuer's notice.

     (l) If any action, proceeding, motion or notice shall be commenced or filed in respect of the Mortgaged Property in connection with any case under the Bankruptcy Code (other than a

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case under the Bankruptcy Code commenced with respect to the Issuer), the Agent shall have the option, exercisable upon notice to the Issuer, to participate in any such litigation with counsel of the Agent's choice. If an Event of Default shall have occurred and be continuing, the Agent shall have the option of assuming the control of any such litigation and may proceed in its own name or in the name of the Issuer in connection with any such litigation, and the Issuer agrees to execute any and all powers, authorizations, consents and other documents required by the Agent in connection therewith. The Issuer shall not commence any action, suit, proceeding or case, or file any application or make any motion, in respect of any Lease Document in any such case under the Bankruptcy Code (other than a case under the Bankruptcy Code commenced with respect to the Issuer) without the prior consent of the Agent.

     (m) The Issuer shall, promptly after obtaining knowledge thereof, notify the Agent of any and all filings by or against any party (including the Issuer) under any Lease Document of a petition under the Bankruptcy Code. The Issuer shall thereafter forthwith give notice of such filing to the Agent, setting forth any information available to the Issuer as to the date of such filing, the court in which such petition was filed, and the relief sought therein. The Issuer shall, promptly after receipt thereof, deliver to the Agent any and all notices, summonses, pleadings, applications and other documents received by the Issuer in connection with any such petition and any proceedings relating thereto.

     (n) If there shall be filed by or against the Issuer a petition under the Bankruptcy Code, and the Issuer, as a party under any Lease Document, shall determine to reject any Lease Document pursuant to Section 365(a) of the Bankruptcy Code, then the Issuer shall give the Agent not less than 30 days' prior notice of the date on which the Issuer shall apply to the bankruptcy court for authority to reject such Lease Document. The Agent shall have the right, but not the obligation, to serve upon the Issuer within such 30-day period a notice stating that (i) the Agent demands that the Issuer assume and assign such Lease Document to the Agent pursuant to Section 365 of the Bankruptcy Code and
(ii) the Agent covenants to cure or provide adequate assurance of prompt cure of all defaults and provide adequate assurance of future performance of the Issuer's obligations under such Lease Document. If the Agent serves upon the Issuer the notice described in the preceding sentence, the Issuer shall not seek to reject such Lease Document and shall seek court approval to comply with the demand provided for in clause (i) of the preceding sentence within 30 days after the notice shall have been given, subject to the performance by the Agent of the covenant provided for in clause (ii) of the preceding sentence.

     (o) Effective upon the entry of an order for relief in respect of the Issuer under the Bankruptcy Code, the Issuer hereby assigns and transfers to the Agent a non-exclusive right to apply to the bankruptcy court under Section 365(d)(4) of the Bankruptcy Code for an order extending the period during which any Lease Document may be rejected or assumed.

     8. The Issuer shall not assign or transfer (including, without limitation, by merger, consolidation, sale of assets or otherwise), or mortgage, pledge, grant a security interest in or otherwise encumber, in each case whether directly or indirectly, by operation of law or otherwise, its interest in or under any Lease Agreement, without the prior written consent of the

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Agent, except for (i) a transfer in accordance with subparagraph 7(h) above pursuant to a Reconveyance Option, or (ii) a merger, consolidation or assignment of the Issuer pursuant to Section 11.3 of the Master Lease; and any such assignment or other transfer, and any such mortgage, pledge grant of a security interest or other encumbrance, made by Issuer without the consent of the Agent (except as provided in clause (i) or (ii) above) shall be void.

     9. The Issuer shall not exercise any remedy under the Lease Documents against the Guarantor as a secured creditor (whether at equity or law) without first providing the Agent not less than thirty (30) days prior written notice of its intent to take such action and the reasons therefore, nor shall the Issuer take any such action if the Guarantor or the Agent shall provide the Issuer additional security, reasonably satisfactory to the Issuer, for the Guarantor's obligations that are so secured.

     10. The application of insurance or condemnation proceeds, proceeds from surety bonds or similar obligations relating to the Facility or from damage claims arising from any contract relating to the Facility, and decisions to sue, compromise, settle or release claims arising from or related to any of the foregoing (other than any Unassigned Rights) shall be made by the Agent pursuant to the terms of the Collateral Documents. Notwithstanding the express provisions of any surety bond, insurance policy or other similar obligation wherein or whereby the Issuer may be named as a co-obligee or additional insured, the Issuer shall have no interest or other right in respect of any of the foregoing matters (other than with respect to any Unassigned Rights) until the Secured Obligations under the First Mortgage and the other Collateral Documents shall be paid in full. The Issuer shall execute all such releases, waivers and other instruments as the Agent may reasonably request to further evidence or implement the intent or carry out the purposes of this paragraph 9.

     11. In the event that any conflict shall exist between the terms of this Consent and Agreement and the terms of any Lease Document, the terms of this Consent and Agreement shall govern. Except as herein otherwise expressly provided, this Consent and Agreement shall not limit or restrict the availability to or exercise by the Issuer of any of its rights and remedies under the Lease Documents.

     12. The Guarantor represents and warrants that (i) the Facility and Project have been constructed and completed; (ii) the proposed actions described in the WHEREAS clauses of the Master Lease have been taken; and (iii) the "Financing Agreement", "Bonds", "Mortgages", other "Collateral Documents", other "Financing Documents" and "Secured Obligations" originally described or referred to in the Master Lease have been fully paid, satisfied, discharged and released.

     13. The Issuer and the Guarantor agree that the Master Lease shall be and hereby is amended as follows: (i) all references therein to the "Financing Agreement" shall be deemed to refer to the Financing Agreement described in paragraph 1(b) above; (ii) all references therein to the "Financing Documents" and "Collateral Documents" shall be deemed to refer to the Financing Documents and Collateral Documents described in the Financing Agreement

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described in paragraph 1(b) above; (iii) all references therein to the "Agent"
shall be deemed to refer to the Agent described in the Financing Agreement described in paragraph 1(b) above; (iv) all references therein to the "Banks" and the "Required Banks" shall be deemed to refer respectively to the Secured Parties and the Required Secured Parties described in the New Financing Agreement; (v) all references therein to the "Mortgages", "First Mortgage", "Second Mortgage" and "Third Mortgage" shall be deemed to refer to the First Mortgage described in the Financing Agreement described in paragraph 1(b) above;
(vi) all references therein to the "Bonds" shall be deemed to refer to the Senior Secured Notes described in the Financing Agreement described in paragraph 1(b) above, (vii) all other capitalized terms used in the Master Lease without definition shall have the meanings given such terms in the Financing Agreement described in paragraph 1(b) above; (viii) the paragraph on the cover thereof which begins with the words "The City" and ends with the words "the Agent" is hereby deleted; (ix) Sections 2.1(e) and (f) thereof are hereby deleted; (x)
Section 2.4(g) thereof is hereby deleted; (xi) Section 4.2 thereof is hereby deleted; (xii) the reference in Section 5.3 thereof to the Consent and Agreement dated as of April 5, 1991 shall be deemed to refer to this Consent and Agreement; (xiii) Section 7.1(a) thereof is hereby amended in its entirety to read as follows:

          "7.1 Rent.

               "(a) The rent under this Lease shall equal one dollar per annum and shall be due in arrears on each December 31";

(xiv) Section 7.2 thereof is hereby deleted; (xv) in line 9 of Section 8.3 thereof, the phrase "Section 5.20 of" is hereby deleted; (xvi) in line 2 of
Section 9.1(b) thereof and line 4 of Section 9.2(b) thereof, the word "may" is hereby changed to read "shall have the sole right to"; (xvii) in line 3 of
Section 9.1(b) thereof the phrase "Section 5.20 of" is hereby deleted; (xviii) in line 3 of Section 9.1(b) and line 4 of Section 9.2(b) thereof, the phrase "and collect the proceeds thereof" is hereby added to the end of the line (before the period; (xix) in Section 10.1 thereof, the phrase ", subject to the terms and provisions of the Financing Documents," is hereby deleted; (xx) in
Section 12.2 thereof, clause (i) is hereby deleted; (xxi) Section 13.12 thereof is hereby deleted; and (xxii) Section 13.11 thereof is hereby amended in its entirety to read as follows:

          "13.11 Subordination To Ground Lease.

               "This Lease and all rights of the Guarantor hereunder (except for the Unassigned Rights) are, and shall be, subject and subordinate to the Ground Lease, all renewals, modifications, consolidations, replacements, and extensions thereof."

     14. If the Agent shall reasonably require that the Guarantor execute any instrument or document (including any security agreement , financing statement, continuation statement, supplemental mortgage, assignment or certificate of title) that is necessary or advisable so that the Agent and the Secured Parties may obtain the full benefit of the liens, security interests, rights and powers intended to be created by the First Mortgage and other Collateral Documents

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with respect to the Issuer's interest in the Ground Lease and other Mortgaged
Property, the Guarantor shall have the right and power to execute, acknowledge, deliver and file the same pursuant to Section 5.3 of the Master Lease and this paragraph 14. If the Agent shall provide the Guarantor with any such instrument or document, the Guarantor shall promptly execute, acknowledge and deliver the same. If the Guarantor shall not promptly execute and deliver the same, the Agent shall have the right and power to execute, acknowledge, deliver and file the same acting on behalf of the Guarantor for the Issuer. The Agent shall have the right and power to execute, acknowledge and file financing statements and continuation statements acting on behalf of the Guarantor for the Issuer.

     15. The Issuer hereby represents and warrants that (i) it is a public benefit corporation duly organized, validly existing and in good standing under the laws of New York; (ii) each of the Lease Documents executed by the Issuer and this Consent and Agreement is in full force and effect on the date hereof and constitutes a valid and binding obligation of the Issuer, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity; (iii) no consent, license, approval or authorization of, or filing, registration or declaration with, or exemption by, any governmental body, bureau or agency or any other person is required in connection with the execution, delivery and performance by the Issuer of any Lease Documents or this Consent and Agreement other than those which have been duly obtained and are in full force and effect;
(iv) the representations and warranties of the Issuer contained in the Lease Documents are true and correct on the date hereof with the same effect as if made on and as of the date hereof; (v) the Issuer is the owner and holder of the lessor's interest under the Master Lease, the lessee's interest under the Ground Lease, the grantee's interest under the City Easements, the lessee's interest under the Easement Lease, and by virtue of the Easement Lease, the grantee's interest under the Outside Easements; (vi) to Issuer's knowledge, (A) each Lease Document is in full force and effect; (B) each Lease Document has not been amended, supplemented or otherwise modified or assigned, except as described in paragraph 1(a) above or the First Mortgage; (C) all conditions to the commencement and continuing effectiveness of each Lease Document have been satisfied and remain satisfied as of the date hereof; and (D) all payments required to be made by the Guarantor under the Master Lease as of the date hereof have been made; (vii) the term of the Master Lease commenced on April 5, 1991 and is scheduled to expire on _______________; (viii) the Issuer has not entered into any amendment, supplement, or other modification or assignment of any Lease Document, except as described in paragraph 1(a) above or in the First Mortgage; (ix) the Issuer has duly complied with all agreements, conditions and provisions contained in the Lease Documents required to be performed or complied with by it prior to the date hereof; and (x) to the knowledge of the Issuer, no default or event of default by the Guarantor or any other party (or event which with notice or lapse of time or both would become such a default or event of default) is continuing under any Lease Document.

     16. (a) If the Agent, the Secured Parties or their designee(s) succeed to Guarantor's interests in the Master Lease pursuant to the Collateral Documents or if the Agent, the Secured

Parties or their designee(s) shall acquire a new Master Lease pursuant to this Consent and Agreement the Agent, the Secured Parties and their designee(s) shall not be required to cure any defaults by Guarantor under the first and last sentences of Section 23.06 or Section 27.01(f) of the Ground Lease as incorporated in the Master Lease.

     (b) The Issuer and the Guarantor acknowledge and agree and covenant that notwithstanding the union of the fee simple title and the leasehold estate under the Ground Lease, or the lessor's/grantor's and lessee's/grantee's under any other Lease Document, in the Issuer, the Guarantor or any other Person, either by purchase or otherwise, it is the declared intention of the parties hereto that the separation of the fee simple estate and the leasehold estate in the Ground Lease, and the separation of the lessor's/grantor's and lessee's/grantee's interests under the other Lease Documents shall be maintained and a merger shall not take place without the prior written consent of the Agent; provided, however, that nothing in this paragraph shall limit or restrict in any manner the right of the Issuer to terminate any Lease Document in accordance with its terms upon a default or event of default thereunder, subject to the provisions of this Consent and Agreement.

     (c) The Issuer and the Guarantor agree that the Subordination Agreement, dated as of April 5, 1991, by the Issuer and the Guarantor, not recorded in the Clerk's Office, as modified by that certain First Amendment to Subordination Agreement dated as of December 24, 1992 by the Issuer and the Guarantor, recorded in the Clerk's Office on December __, 1992 in Book 6711 at Page 001, is hereby terminated in its entirety.

     17. (a) All notices and other communications hereunder shall be in writing. Any notice or other communication addressed to the Agent, the Secured Parties, the SIDA/Issuer, or the Borrower/Guarantor, as the case may be, shall be delivered personally, or mailed by United States first class mail (registered or certified, return receipt requested, postage paid by the sender), or sent by overnight courier guaranteeing next Business Day delivery (courier charge paid by the sender), or sent by facsimile (answerback confirmation received), addressed as follows:

     (i)   if to the Agent or Secured Parties:

           U.S. Bank Trust National Association
           100 Wall Street, Suite 1600
           New York, New York 10005
           Attention: Corporate Trust Administration
           Telephone:  (212)
           Facsimile:  (212)

     (ii)  if to the Issuer:

           The City of Syracuse Industrial Development Agency
           233 Washington Street

           Syracuse, New York 13202
           Attention: Chairman
           Telephone:  (315) 448-4800
           Facsimile:  (315) 448-8036

     (iii) if to the Guarantor:

           Project Orange Associates, L.P.
           c/o G.A.S. Orange Associates, L.L.C.
           90 Presidential Plaza
           Syracuse, New York 13202-2200
           Attention: President
           Telephone: (315) 471-8111
           Facsimile: (315) 471-1355

     A duplicate copy of each notice or other communication given hereunder or under any Lease Document by the Issuer or the Guarantor shall be simultaneously given to the Agent. Any party may, by notice to the other parties designate additional or different addresses for subsequent notices or communications. All notices and communications shall be deemed to have been given when received by the party to whom it is addressed or, if delivery is refused, when delivery is refused. If a notice or communication is mailed or sent in the manner provided above within the time prescribed, it is deemed duly given whether or not the addressee receives it within such time.

     18. Nothing contained herein shall be construed to limit the rights and benefits in favor of the Issuer under Sections 10.3 and 13.10 of the Master Lease.

     19. The Agent hereby agrees and acknowledges that the PILOT Amounts (as defined in the PILOT Agreement) payable under the PILOT Agreement (other than the Subordinated PILOT Obligations, as defined in the PILOT Agreement) shall be treated as having a Lien on the Project superior in rank to the liens under the First Mortgage and the other Collateral Documents.

     20. This Consent and Agreement shall be binding upon, and shall inure to the benefit of, the Issuer, the Guarantor, the Agent and the Secured Parties and their respective successors and assigns. No other party shall derive any rights by reason of this Consent and Agreement.

     21. This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     22. This Consent and Agreement may be signed in any number of counterparts, each of which shall be an original and all of which together shall constitute but one and the same instrument.

                          [Signatures on next page.]
               [Balance of this page intentionally left blank.]

     This Consent and Agreement is dated as of December 6, 1999.

                              Issuer

                                    CITY OF SYRACUSE INDUSTRIAL
                                        DEVELOPMENT AGENCY

                                    By: /s/ Vito Sciscioli
                                        _____________________________
                                       Name: Vito Sciscioli
                                       Title: Vice Chairman

                              Guarantor

                                    PROJECT ORANGE ASSOCIATES, L.P.

                                    By: G.A.S. Orange Associates, LLC
                                        General Partner

                                    By: /s/ Douglas Corbett
                                        _____________________________
                                       Name: Douglas Corbett
                                       Title:

                              Agent

                                    U.S. BANK TRUST NATIONAL
                                        ASSOCIATION, as Collateral Agent

                                    By: /s/ Ward A. Spooner
                                        _____________________________
                                       Name: Ward A. Spooner
                                       Title: Vice President

                                                             Acknowledgment for:
                                                                          Issuer

                  UNIFORM FORM CERTIFICATE OF ACKNOWLEDGMENT
                            (Within New York State)

STATE OF NEW YORK     )
COUNTY OF ONONDAGA    ) ss.:

     On this 2nd day of December, in the year 1999, before me, the undersigned, personally appeared Vito Sciscioli, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                        /s/ Jean K. Sehl
                                    _________________________
                                         Notary Public

                                                             Acknowledgment for:
                                                                       Guarantor

                  UNIFORM FORM CERTIFICATE OF ACKNOWLEDGMENT
                            (Within New York State)

STATE OF NEW YORK     )
COUNTY OF NEW YORK    ) ss.:

     On this 3rd day of December, in the year 1999, before me, the undersigned, personally appeared Douglas Corbett, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                    /s/ Bernadette M. Sullivan
                                    __________________________
                                           Notary Public

[Notary Seal]

                                                             Acknowledgment for:
                                                                           Agent

                   UNIFORM FORM CERTIFICATE OF ACKNOWLEDGMENT
                            (Within New York State)

STATE OF NEW YORK     )
COUNTY OF NEW YORK    ) ss.:

     On this 3rd day of December, in the year 1999, before me, the undersigned, personally appeared Ward A. Spooner, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                    /s/ Bernadette M. Sullivan
                                    __________________________
                                          Notary Public

[Notary Seal]

                                   Exhibit A
                                   ---------

                                    Part 1
                                    ------

                             Property Description
                             --------------------

                                  Leased Site
                                  -----------

                                    Part 2
                                    ------

                             Property Description
                             --------------------

                             City Easement Parcels
                             ---------------------

                                    Part 3
                                    ------

                       List of City Easement Agreements
                       --------------------------------

                                    Part 4
                                    ------

                             Property Description
                             --------------------

                           Outside Easement Parcels
                           ------------------------

                                    Part 5
                                    ------

                      List of Outside Easement Agreements
                      -----------------------------------